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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 12, 1998, included in Advanced Marketing Services, Inc.'s Form 10-K for the year ended March 31, 1998, and to all references to our Firm included in this registration statement.


                                                   ARTHUR ANDERSEN LLP


San Diego, California
July 15, 1998